EXHIBIT 99.2

GRASSROOTS HYDROPONICS, INC.

GRASSROOTS HYDROPONICS, INC.

UNAUDITED CONDENSED BALANCE SHEETS

	September 31, 2020	December 31, 2019
ASSETS
Current assets:
Cash and cash equivalents	$3,079,537	$1,938,003
Inventory	2,286,535	2,140,625
Prepaid expenses and other current assets	53,761	96,621
Total current assets	5,419,833	4,175,249
Property and equipment, net	369,430	277,407
Other assets	14,830	14,830
Total assets	$5,804,093	$4,467,486
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$395,775	$72,622
Accrued expenses and other current liabilities	197,552	154,582
Current portion of PPP loan	107,876	—
Total current liabilities	701,203	227,204

PPP loan, net of current portions	69,154	—
Total Liabilities	770,357	227,204
Commitments and contingencies (Note 5)
Shareholders' equity:
Common stock, $0.01 par value; 100 shares authorized, issued and outstanding	1	1
Retained earnings	5,033,735	4,240,281
Total shareholders' equity	5,033,736	4,240,282
Total liabilities and shareholders' equity	$5,804,093	$4,467,486

 See accompanying notes to unaudited condensed financial statements.

 GRASSROOTS HYDROPONICS, INC.

UNAUDITED CONDENSED STATEMENTS OF INCOME

	Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018
Net sales	$14,654,751	$10,650,458
Cost of goods sold	11,523,593	8,455,288
Gross profit	3,131,158	2,195,170
Operating expenses:
Selling, general and administrative	1,556,008	1,305,253
Depreciation of property and equipment	41,904	40,504
Total operating expenses	1,597,912	1,345,757
Income from operations	1,533,246	849,413
Other (income) expenses:
Interest income	(379)	(639)
Other expense	294	—
Total other income, net	(85)	(639)
Income before state income taxes	1,533,331	850,052
State income taxes	17,948	11,249
Net income	$1,515,383	$838,803

 See accompanying notes to unaudited condensed financial statements.

 GRASSROOTS HYDROPONICS, INC.

UNAUDITED CONDENSED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQITY

	Common Stock		Retained
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2020 AND 2019	Shares	Amount	Earnings	Total
Balance as of December 31, 2018	100	$1	$3,974,800	$3,974,801
Distributions to shareholders	—	—	(442,793)	(442,763)
Contributions from shareholders	—	—	122,483	122,483
Net income	—	—	838,803	838,803
Balance as of September 30, 2019	100	$1	$4,493,323	$4,493,324
	—	—
Balance as of December 31, 2019	100	$1	$4,240,281	$4,240,282
Contributions from shareholders			58,860	58,860
Distributions to shareholders	—	—	(780,789)	(780,789)
Net income	—	—	1,515,383	1,515,383
Balance as of September 30, 2020	100	$1	$5,033,735	$5,033,736

  See accompanying notes to unaudited condensed financial statements.

GRASSROOTS HYDROPONICS, INC.

UNAUDITED CONDENSED STATEMENTS OF CASH FLOWS

FOR THE NINE MONTHS ENDED SEPTEMBER 30,	2020	2019
Cash flows from operating activities:
Net income	$1,515,383	$838,803
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation of property and equipment	41,904	40,504
Change in operating assets and liabilities
Inventories	(145,910)	97,431
Prepaid expenses and other current assets	42,860	(32,756)
Accounts payable	323,153	(45,325)
Accrued expenses and other current liabilities	42,970	103,155
Net cash provided by operating activities	1,820,360	1,001,812
Cash flows from investing activities:
Purchases of property and equipment	(133,927)	(16,728)
Cash used in investing activities	(133,927)	(16,728)
Cash flows from financing activities:
Proceeds from PPP loan	177,030	—
Contributions from shareholders	58,860	122,483
Distributions to shareholders	(780,789)	(442,763)
Net cash used in financing activities	(544,899)	(320,280)
Net change in cash and cash equivalents	1,141,534	664,804
Cash and cash equivalents, beginning of year	1,938,003	1,271,365
Cash and cash equivalents, end of year	$3,079,537	$1,936,169

Supplemental disclosures of cash flow information:
Cash paid for state income taxes	$17,898	$10,863

See accompanying notes to unaudited condensed financial statements.

GRASSROOTS HYDROPONICS, INC.

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION

Nature of Business Grassroots Hydroponics, Inc. (the “Company”), is a California-based S-corporation formed on December 30, 2012. The Company has three retail locations in Southern California, which sell hydroponic equipment and supplies.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”). The Company maintains its accounting records under the accrual method of accounting in conformity with US GAAP, where revenues and expenses are recorded as earned and incurred, respectively.

Use of Estimates The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of certain assets and liabilities, certain disclosures at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Significant estimates affecting the financial statements have been prepared on the basis of the most current and best available information. However, actual results from the resolution of such estimates and assumptions may vary from those used in the preparation of the financial statements.

Cash and Cash Equivalents The Company considers all short-term, highly liquid, unrestricted investments with original maturities of three months or less, to be cash equivalents. The Company did not have any cash equivalents as of September 30, 2020 and 2019.

Inventories The Company records its inventory at the lower of cost or net realizable value using the first-in first-out cost flow assumption. At each balance sheet date, the Company evaluates its ending inventory for excess quantities and obsolescence. This evaluation includes an analysis of sales levels by product type. Among other factors, the Company considers current product configurations, historical and forecasted demand, market conditions, and product life cycles when determining the net realizable value of the inventory. Provisions are made to reduce excess or obsolete inventory to their estimated net realizable values. Once established, write-downs are considered permanent adjustments to the cost basis of the excess or obsolete inventory. No inventory reserve was established by the Company as of September 30, 2020 and 2019.

Financial Instruments and Concentrations of Business and Credit Risk Financial instruments that potentially subject the Company to concentrations of business and credit risks consist of cash and cash equivalents and accounts payable.

The Company maintains cash balances that can, at times, exceed amounts insured by the Federal Deposit Insurance Corporation. The Company has not experienced any losses in these accounts and believes it is not exposed to any significant credit risk in this area.

The Company’s accounts payable can expose the Company to business risks such as supplier concentrations, which the Company mitigates by attempting to diversify its supply chain. Supplier concentrations for the 9-months ended September 30, 2020 and 2019 consisted of two suppliers that accounted for $6,140,594 and $5,663,943, respectively, or 64.2% and 69.9%, respectively, of total purchases.

GRASSROOTS HYDROPONICS, INC.

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Property and Equipment Property and equipment are stated at cost, net of accumulated depreciation and amortization. Depreciation and amortization expense is calculated using the straight-line method over the estimated useful lives of the related assets, ranging from 5 to 10 years. Leasehold improvements are amortized on a straight-line basis over the shorter of their lease term or the estimated useful life of the leased asset.

Betterments, renewals, and extraordinary repairs that materially extend the useful life of the asset are capitalized; other repairs and maintenance charges are expensed as incurred. The cost and related accumulated depreciation and amortization applicable to assets retired are removed from the accounts and the gain or loss on disposition, if any, is recognized in the statements of income.

Impairment of Long-Lived Assets In accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 360, Property, Plant, and Equipment, long-lived assets such as property and equipment are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. An impairment loss is recognized on long-lived assets when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the carrying amount of the assets. In such cases, the carrying value of these assets are adjusted to their estimated fair value and assets held for sale are adjusted to their estimated fair value less estimated selling expenses.

No impairment losses of long-lived assets were recognized for the years ended September 30, 2020 and 2019.

Revenue Recognition In accordance with FASB ASC Topic 606, Revenue from Contracts with Customers (“ASC 606”), the Company recognizes revenue at a point in time, when the goods are provided to the consumer at the retail location in exchange for cash consideration. The amount of revenue recognized reflects the consideration to which the Company expects to be entitled to receive in exchange for these products, using the five-step method required by ASC 606:

Step 1: Identification of the customer contracts

Step 2: Identification of the performance obligations in the contracts

Step 3: Determination of the transaction price

Step 4: Allocation of the transaction price to each of the performance obligations in the contracts

Step 5: Recognition of revenue when, or as, each of the identified performance obligations is satisfied

The Company adopted this standard at the beginning of the year, January 1, 2019, with no material impact to its financial position or results of operations, using the retrospective method.

For the Company, the contract is established when the consumer submits payment at its retail locations, which is done simultaneously upon the transfer of the product to the consumer.

GRASSROOTS HYDROPONICS, INC.

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Performance obligations in a contract are determined based on each individual order and the respective quantities of each product transferred to the consumer, with revenue being recognized at a point in time when obligations under the terms of the agreement are satisfied. This generally occurs with the transfer of control when the product is purchased by the consumer, which provides immediate benefit to the consumer.

Any taxes collected on behalf of government authorities are excluded from net sales. There is no variable consideration between the Company and the consumer. The Company does not receive noncash consideration for the sale of goods nor does the Company grant payment financing terms greater than one year.

The Company has determined that it has one reportable segment based on how the shareholders manage the business and in a manner consistent with the Company’s internal reporting. Management consistently analyzes product sales based on the following major geographical locations:

For the 9-months ended September 30,	2020	2019
Anza, CA	$5,616,951	$5,251,791
Lake Elsinore, CA	5,895,651	3,383,837
Murrieta, CA	3,142,149	2,014,830
Net sales	$14,654,751	$10,650,458

Shipping and Handling Costs Shipping and handling costs associated with the selection and delivery of products to customers are included in cost of goods sold, and amounted to $6,628 and $10,253 for the 9-months ended September 30, 2020 and 2019. Shipping and handling costs billed to customers are included in net sales.

Advertising Advertising costs are expensed as incurred and amounted to $23,583 and $12,698 for the 9-months ended September 30, 2020 and 2019, respectively, and are included in selling, general and administrative expenses on the accompanying statements of income for the 9-months ended September 30, 2020 and 2019.

Income Taxes The Company is a California corporation and has elected to be treated as an S-corporation for federal income tax purposes. Pursuant to these elections, the taxable income or loss of the Company is included in the tax return of the shareholders and is not subjected to federal income taxes. The Company files income tax returns in the U.S federal jurisdiction and various state jurisdictions. The Company is subject to examination by U.S. federal tax authorities for returns filed for the prior three years and by state tax authorities for returns filed for the prior four years.

The Company follows the provisions for uncertain tax positions as addressed in FASB ASC Subtopic 740-10, Income Taxes. As of September 30, 2020 and 2019, the Company had no liabilities for unrecognized tax benefits, or tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. The Company recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in operating expenses. No such interest or penalties, and their related accruals, were recognized as of and for the 9-months ended September 30, 2020 and 2019.

GRASSROOTS HYDROPONICS, INC.

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Recently Issued Accounting Pronouncements In February 2016, the FASB issued Accounting Standards Update (“ASU”) 2016-02, Leases. The new standard establishes a right-of-use ("ROU") model that requires a lessee to record a ROU asset and a lease liability, measured on a discounted basis, on the balance sheets for all leases with terms greater than 12 months. Leases will be classified as either finance or operating, with classification affecting the pattern of expense recognition in the statements of income. A modified retrospective transition approach is required for capital and operating leases existing at the date of adoption, with certain practical expedients available. In June 2020, the FASB issued ASU 2020-05, Leases (Topic 842): Effective Date for Certain Entities (“ASU 2020-05”). The amendments of ASU 2020-15 defer the effective date of ASU 2016-02 for certain entities by one year. Private companies should apply the guidance in ASU 2016-02 to annual reporting periods beginning after January 1, 2022. The Company is currently in the process of evaluating the potential impact of this new accounting guidance, which is effective for the Company beginning on January 1, 2022, although early adoption is permitted.

In June 2016, the FASB issued ASU 2016-13 Topic 326, Financial Instruments - Credit Losses (“ASU 2016-13”), which in conjunction with subsequent amendments issued by FASB amends the FASB’s guidance on the impairment of financial instruments. The ASU adds to US GAAP an impairment model (known as the “current expected credit loss model”) that is based on expected losses rather than incurred losses. For private companies, ASU 2016-13 is effective for annual reporting periods beginning after December 15, 2021. In November 2019, the FASB issued ASU 2019-10, Financial Instruments – Credit Losses (Topic 326): Effective Date for Certain Entities (“ASU 2019-10”). The amendments of ASU 2019-10 defer the effective date of ASU 2016-13 for certain entities by one year. Private companies should apply the guidance in ASU 2016-13 to annual reporting periods beginning after December 15, 2022. Early adoption is permitted. The Company is currently in the process of evaluating the potential impact of this new accounting guidance, which is effective for the Company beginning on January 1, 2023, although early adoption is permitted.

3.	INVENTORIES

As of September 30, 2020 and 2019, inventories consisted of finished goods. The Company believes all inventories on hand are sellable at a normal gross profit margin, and accordingly, did not record an inventory reserve.

GRASSROOTS HYDROPONICS, INC.

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

4.	PROPERTY AND EQUIPMENT

Property and equipment consisted of the following:

As of September 30:	2020	2019
Leasehold improvements	$386,216	$284,430
Vehicles	129,141	129,141
Machinery and equipment	69,663	65,783
Furniture and equipment	46,803	46,803
	631,823	526,157
Less: accumulated depreciation and amortization	(262,393)	(235,596)
Property and equipment, net	$369,430	$290,561

Depreciation and amortization expense related to property and equipment amounted to $41,904 and $40,504 for the 9-months ended September 30, 2020 and 2019, respectively.

5.	PPP Loan

In March 2020, the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) was signed into law. The CARES Act authorized the Small Business Administration to establish the Paycheck Protection Program (“PPP”) to issue loans to qualified businesses; these loans can be used for qualified expenses, including payroll, rent, and other related costs. On April 7, 2020, the Company applied and received a PPP loan for $177,030 at an interest rate of 1.0% per annum. Subsequent to a six-month deferral period, payments are due over a two-year period. All or portions of the principal and interest payments may be forgiven if used to cover qualified expenses. The Company intends to use the entire loan amount for qualifying expenses. As of January 15, 2021, the Company has not filed the PPP loan forgiveness application. Any amounts not forgiven will be due upon maturity.

Future minimum PPP loan payments are as follows as of September 30, 2020:

Years Ending December 31:	Amount
2020 (for the 3-months ended)	$19,542
2021	117,923
2022	39,565
Totals	$177,030

GRASSROOTS HYDROPONICS, INC.

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

6.	COMMITMENTS AND CONTINGENCIES

Operating Leases The Company is obligated under non-cancellable operating leases with third parties and a related party (see Note 8) for its facilities that expire on various dates through March 2041. For the 9-months ended September 30, 2020 and 2019, rent expense amounted to $374,349 and $308,556, respectively, and is included in selling, general and administrative expenses on the accompanying statements of income.

Future minimum lease payments under the non-cancellable operating leases are as follows as of September 30, 2020:

Years Ending December 31:	Related Party	Third Parties	Total
2020 (for the 3-months ended)	$64,650	$48,959	$113,609
2021	258,600	167,484	426,084
2022	258,600	13,957	272,557
2023	258,600	—	258,600
2024	258,600	—	258,600
Thereafter	4,202,250	—	4,202,250
Totals	$5,301,300	$230,400	$5,531,700

Litigation The Company is subject to certain legal proceedings and claims that arise in the normal course of business. The Company does not believe that the amount of liability, if any, as a result of these proceedings and claims will have a materially adverse effect on the Company’s financial position, results of operations, and cash flows.

7.	SHAREHOLDERS’ EQUITY

As of September 30, 2020, the Company is authorized to issue 100 shares of common stock at a par value of $0.01 per share, with 100 shares issued and outstanding. Each stockholder of common stock shall be entitled to one vote for each matter submitted to a vote of shareholders, with dividends distributed pro rata.

8.	RELATED PARTY TRANSACTIONS

The Company leases its Murrieta, CA facility from an affiliate under common ownership (see Note 6). Additionally, the Company purchases inventory from an affiliate under common ownership. Inventory purchases from the affiliate amounted to $22,106 for the 9-months ended September 30, 2019. The Company did not purchase inventory from the affiliate for the 9-months ended September 30, 2020.

GRASSROOTS HYDROPONICS, INC.

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

9.	SUBSEQUENT EVENTS

The Company has evaluated subsequent events that have occurred from October 1, 2020 through February 5, 2021, which is the date that the financial statements were available to be issued, and determined that there were no subsequent events or transactions that required recognition or disclosure in the financial statements, except for the following.

Acquisition by GrowGeneration Corporation Pursuant to the Asset Purchase Agreement, GrowGeneration California Corporation (“Buyer”) acquired the net assets of the Company effective December 2, 2020 (the “Acquisition” or “Closing”). As consideration for the Acquisition, the Buyer provisionally agreed to pay $7,450,000 in cash, 50% of the actual cost of the Company’s Obsolete Inventory, as defined, and $1,750,000 in common stock issuances of the Buyer at Closing.

Effects of the COVID-19 Outbreak Subsequent to December 31, 2019, there was a global outbreak of a new strain of coronavirus, COVID-19. The global and domestic response to the COVID-19 outbreak continues to rapidly evolve. To date, certain responses to the COVID-19 outbreak have included mandates from federal, state and/or local authorities to mitigate the spread of the virus, which have adversely impacted global commercial activity and have contributed to significant volatility in financial markets. The COVID-19 outbreak and associated responses could result in a material impact to the Company’s future results of operations, cash flows and financial condition; however, at this time the extent to which COVID-19 may impact the Company’s financial condition or results of operations is uncertain.

On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) was signed into law. The CARES Act provides numerous tax provisions and other stimulus measures, including temporary changes regarding the prior and future utilization of net operating losses, temporary changes to the prior and future limitations on interest deductions, temporary suspension of certain payment requirements for the employer portion of Social Security taxes, the creation of certain refundable employee retention credits, and technical corrections from prior tax legislation for tax depreciation of certain qualified improvement property. The provisions of the CARES Act will be applicable to the Company in fiscal year 2020 and therefore, the Company has not yet recorded the estimated impact to the financial statements that may result from the CARES Act.

On April 7, 2020, the Company was granted a SBA loan from Chase Bank in the aggregate amount of $177,030, pursuant to the PPP under Division A, Title I of the CARES Act. The loan, which was in the form of a note, matures on April 7, 2022 and bears interest at a rate of 1.0% per annum. The note may be prepaid at any time prior to maturity with no prepayment penalties. Under the terms of the PPP, certain amounts of the loan may be forgiven if they are used for qualifying expenses and if the Company maintains its payroll levels. Funds from the loan may only be used for qualifying expenses which include payroll, benefits, rent, utilities, and interest on other debt obligations. The Company intends to use the entire loan amount for qualifying expenses.